Summary Prospectus and Prospectus Supplement

California High-Yield Municipal Fund
California Intermediate-Term Tax-Free Bond Fund
American Century Diversified Municipal Bond ETF
Summary Prospectuses and Prospectuses dated January 1, 2022
High-Yield Municipal Fund
Intermediate-Term Tax-Free Bond Fund
Summary Prospectuses and Prospectuses dated October 1, 2021

Supplement dated February 24, 2022

The change below will be effective as of April 30, 2022.
Steven Permut, Senior Vice President and Senior Portfolio Manager, has announced his plans to retire on June 30, 2022. As a result, he will no longer serve as a portfolio manager for the funds effective April 30, 2022.

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